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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): June 5, 2001


                           QUALITY DISTRIBUTION, INC.
           (Exact Name of the Registrant as Specified in its Charter)


          FLORIDA                      0-24180                   59-3239073
 (State of incorporation)       (Commission File No.)          (IRS Employer
                                                            Identification No.)


                            3802 Corporex Park Drive
                              Tampa, Florida 33619
               (Address of principal executive offices)(zip code)


               Registrant's telephone number, including area code:
                                  813-630-5826


                                 NOT APPLICABLE
          (Former Name or Former Address, if changed since last report)



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Item 5.  OTHER EVENTS

On June 5, 2001, Quality Distribution, Inc. (the "Company") finalized an amended credit agreement with a group of lenders effective as of May 23, 2001. The amendment primarily modified the prescribed financial covenants for the next eight consecutive fiscal quarters in return for a fee and increased interest rates.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         2.   Exhibits

         2.5 Amendment No. 3 to Credit Agreement dated as of May 23, 2001 between QDI, Levy Transport, Ltd., the lenders party thereto and Credit Swisse First Boston Corporation as Administrative Agent.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 12, 2001



                                         QUALITY DISTRIBUTION, INC.




                                         By:     /s/ DENNIS R. FARNSWORTH
                                              ------------------------------
                                               Name:  Dennis R. Farnsworth
                                               Title: Senior Vice President